Third Quarter 2019 Supplemental Earnings Information dril-quip.com | NYSE: DRQ Exhibit 99.2

Forward-Looking Statements The information furnished in this presentation contains “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements include goals, projections, estimates, expectations, market outlook, forecasts, plans and objectives, including revenue and new product revenue and other projections, project bookings, bidding and service activity, acquisition opportunities, forecasted supply and demand, forecasted drilling activity and subsea investment, liquidity, cost savings, and share repurchases and are based on assumptions, estimates and risk analysis made by management of Dril-Quip in light of its experience and perception of historical trends, current conditions, expected future developments and other factors. No assurance can be given that actual future results will not differ materially from those contained in the forward-looking statements in this presentation. Although Dril-Quip believes that all such statements contained in this presentation are based on reasonable assumptions, there are numerous variables of an unpredictable nature or outside of Dril-Quip’s control that could affect Dril-Quip’s future results and the value of its shares. Each investor must assess and bear the risk of uncertainty inherent in the forward-looking statements contained in this presentation. Please refer to Dril-Quip’s filings with the SEC for additional discussion of risks and uncertainties that may affect Dril-Quip’s actual future results. Dril-Quip undertakes no obligation to update the forward-looking statements contained herein. Use of Non-GAAP Financial Measures Adjusted Net Income, Adjusted Diluted EPS, Adjusted EBITDA and Free Cash Flow are non-GAAP measures. Adjusted Net Income and Adjusted Diluted EPS are defined as net income (loss) and earnings per share, respectively, excluding the impact of foreign currency gains or losses as well as other significant non-cash items and certain charges and credits. Adjusted EBITDA is defined as net income excluding income taxes, interest income and expense, depreciation and amortization expense, non-cash gains or losses from foreign currency exchange rate changes as well as other significant non-cash items and items that can be considered non-recurring. Free Cash Flow is defined as net cash provided by operating activities less net cash used in the purchase of property, plant and equipment. We believe that these non-GAAP measures enable us to evaluate and compare more effectively the results of our operations period over period and identify operating trends by removing the effect of our capital structure from our operating structure and certain other items including those that affect the comparability of operating results. In addition, we believe that these measures are supplemental measurement tools used by analysts and investors to help evaluate overall operating performance, ability to pursue and service possible debt opportunities and make future capital expenditures.  These measures do not represent funds available for our discretionary use and are not intended to represent or to be used as a substitute for net income or net cash provided by operating activities, as measured under U.S. generally accepted accounting principles.  Non-GAAP financial information supplements should be read together with, and are not an alternative or substitute for, our financial results reported in accordance with GAAP. Because non-GAAP financial information is not standardized, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measure can be found in the appendix. Use of Website Investors should note that Dril-Quip announces material financial information in SEC filings, press releases and public conference calls. Dril-Quip may use the Investors section of its website (www.dril-quip.com) to communicate with investors. It is possible that the financial and other information posted there could be deemed to be material information. Cautionary Statement

Dril-Quip Investment Highlights Leading Manufacturer of Highly Engineered Drilling & Production Equipment Technically Innovative Products & First-class Service Strong Financial Position Historically Superior Margins to Peers Experienced Management Team

Products & Services Product & Service Revenue Segments Geographic Revenue Segments *Aftermarket revenue includes both Services and Leasing revenue Subsea Equipment Surface Equipment Downhole Tools Offshore Rig Equipment Aftermarket Services

Q3 2019 Highlights Increased revenue to $108 million, which is at the high end of the guidance range of $100 - $110 million Recorded product bookings of $92 million, which is at the high end of the guidance range of $75 - $95 million Received several orders for new technology products amounting to ~22% of product bookings for Q3 2019 Reported net loss of $1 million, or $0.04 loss per diluted share Grew Adjusted EBITDA to $15 million, a quarter-over-quarter increase of 14% Captured $14 million of additional annualized cost savings with approximately $11 million related to the lease of the forge facilities and equipment to AFGlobal Corp.; the full impact of the forge lease is expected to reach $13 million over the course of the lease Total annualized cost savings have increased to approximately $43 million since Q3 2018 Maintained clean balance sheet with no debt and cash on hand of $413 million as of 09/30/2019

Market Update Backlog of $251 million as of 09/30/2019 after recording $92 million of product bookings in Q3 and removing $82 million related to award termination for CRD project Expect Q4 2019 product bookings to remain between $75 - $95 million Doubled addressable Subsea Production Systems (SPS) market as a result of focused R&D efforts on subsea trees Awarded contract to supply wellheads for upcoming drilling campaign for an IOC in Brazil Premier’s Sea Lion Phase I project progressing with regulatory review and approval processes while advancing senior financing discussions

Improving Outlook for Subsea Investment Source: Rystad Energy Product Portfolio Optimized to Capture Increased Well Spend 2018 – 2022 CAGR Brazil 22% Asia Pac. / Middle East 4% Americas (excl. Brazil) 11% Europe / Africa 12% Total (excl. Brazil) 11% Subsea equipment spend by region ($bn)

Favorable Bookings Trend Continues Note: Ending backlog includes all bookings including contract awards and signed purchase orders for which the contracts would not be considered enforceable under ASC 606. Product Bookings ($mm) Estimated Backlog Conversion to Revenue as of Q3 ‘19 Green line – Avg. quarterly product bookings for the prior 4 quarters as of September 30, 2019 Red line – Avg. quarterly product bookings for the prior 12 quarters as of September 30, 2018 Ending Backlog ($mm) $48 Q3 ‘19 $94 $75-$95

Strategic Priorities Commercial Excellence Commercialization of research & development Transformation of sales organization Transformation & LEAN Implementation Footprint optimization Integrated supply chain LEAN as a way of doing business

New Customer Relationships Expanding Scope with Existing Customers Deepening Market Penetration Focused Sales Efforts Resulting in Increased Scope and Customer Mix SPS Wellheads Connectors

Forge Operations Lease to AFGlobal Lease of Forge, Heat Treat, Rough Machining, and Mechanical Lab facilities and equipment with option to buy Effective October 1, 2019 Will continue to support Dril-Quip’s manufacturing demand for forgings Contributes approximately $11 million annually towards transformation target Full impact expected to be $13 million over course of the lease Helps to achieve overall cost savings target of $40 – $50 million Entered Into Agreement with AFGlobal Corp. to Assume Forge Operations

Optimizing Cost Structure Estimating Additional $33 – $34mm in Annualized Savings in 2019 Transformation Efforts Ahead of Schedule; Targeting High-End of Range $ mm $50+ $43 $6-$7 $29 Annualized Savings Mix Q4 ’18 – Q3 ’19 $43 million captured Beginning 2020 Forecasting $50+ million Note: The annualized savings mix charts above depict the percentage of stated annualized savings

Adjusted EBITDA Progression Favorable incrementals muted by negative mix Out of period adjustment offset by earn out contingency release (USD$ millions) Transformation Savings Favorably Impacting Profitability Quarterly Year-to-Date (USD$ millions) Note: Sum of components may not foot due to rounding.

Inventory Strategy to 2021 Putting the Tools in Place to Provide Significant Working Capital Reduction Supplier Pull System Inventory Category Analysis Vendor Stocking Sales & Inventory Planning Sourcing Reduction Master Data Integrity Consignment SKU Rationalization Distribution Roadmap SKU Consolidation Tier II Supplier Stocking Note: DSI values noted above are estimates and based on current conditions and expected future developments. Days Sales of Inventory

Maintaining Capital Discipline Liquidity in Place to Support Increased Activity Capital Expenditures - 2019E capex of $10-$15 million - Fund key projects & growth opportunities Share Repurchases - New $100 million share repurchase plan approved by Board in Q1 2019 - Repurchased approximately $5 million YTD as of Q3 2019 under new repurchase plan Acquisitions - Smaller, tuck-in in nature - Complementary, R&D-focused technologies

Performance Targets Bookings Q4 ’19E: $75 - $95 million Revenue FY 2019E: $ 405 - $ 415 million Free Cash Flow Positive Full-Year Free Cash Flow FY 2019E Capex: $10 - $15 million

dril-quip.com | NYSE: DRQ APPENDIX

Income Statement Dril-Quip, Inc. Comparative Condensed Consolidated Income Statement (Unaudited) September   30 , 2019 June   30 , 2019 September   30 , 2018 Revenues: Products 81,851 $ 77,233 $ 63,246 $ Services 17,884 16,575 17,542 Leasing 8,492 10,000 12,469 Total revenues 108,227 103,808 93,257 Costs and expenses: Cost of sales 76,023 73,867 71,113 Selling, general and administrative 27,962 22,835 27,093 Engineering and product development 3,754 5,157 5,404 Impairment, restructuring and other charges 546 1,019 3,745 Gain on sale of assets (280) (1,190) (14) Total costs and expenses 108,005 101,688 107,341 Operating income (loss) 222 2,120 (14,084) Interest income 1,906 2,680 1,893 Interest expense (26) - (195) Income tax provision (benefit) 3,412 3,119 (2,028) Net income (loss) (1,310) $ 1,681 $ (10,358) $ Earnings (loss) per share (0.04) $ 0.05 $ (0.28) $ Depreciation and amortization 8,304 $ 8,495 $ 8,724 $ Capital expenditures 4,022 $ 1,071 $ 7,078 $ (In thousands, except per share data) Three months ended

Balance Sheet

Non-GAAP Financial Measures

Non-GAAP Financial Measures Free Cash Flow: September   30 , 2019 June   30 , 2019 September   30 , 2018 Net cash provided by operating activities (4,026) $ 9,812 $ 9,141 $ Less: Purchase of property, plant and equipment (4,022) (1,071) (7,078) Free cash flow (8,048) $ 8,741 $ 2,063 $ (In thousands) Three months ended

Capital Expenditures $ Millions Annual Maintenance Capex ~$10 - $15 million Note: Sum of components may not foot due to rounding.

NYSE: DRQ 22 MARKET INFORMATION Ticker NYSE: DRQ Share Price (at close: 10/23/19) $48.29 52-Week Range $26.62 - $56.71 YTD Return 0.6080586080586079 Shares Outstanding @ 10/22/19 (mm) 36.180599999999998 Market Cap ($mm) $1,747.1611739999998 Enterprise Value ($mm) $1,334.59174 BALANCE SHEET METRICS ($MM) Non-cash Working Capital $369.08400000000006 Book Value / Share $30.200494187492747 Cash / Share $11.41777637739562 Non-cash WC / Share $10.201157526409183 Total Debt / Capitalization 0 Total Share Repurchases 2019 to Date $2 BALANCE SHEET as of 6/30/2019 ($MM) Cash & Cash Equivalents $413.10199999999998 PP&E (net) 259.423 Goodwill 7.3840000000000003 Total Assets $1,205.635 ST Debt 0 LT Debt 0 Total Liabilities $112.96299999999999 Total Equity $1,092.672

Financial Metric Definitions Market Capitalization = Share Price x Total Shares Outstanding Enterprise Value = Market Capitalization + Debt – Cash and Cash Equivalents Non-cash Working Capital = (Current Assets – Cash) – Current Liabilities Book Value / Share = Total Shareholders’ Equity / Total Shares Outstanding Cash / Share = Cash & Cash Equivalents / Total Shares Outstanding Non-cash Working Capital (WC) / Share = Noncash Working Capital / Total Shares Outstanding Total Debt / Capitalization = Total Debt (Short-term + Long-term) / (Total Debt + Total Shareholders’ Equity)